SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) February 27, 2003

NetManage, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-22158	77-0252226

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10725 North De Anza Boulevard, Cupertino, California	95014

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	(408) 973-7171

N/A

(Former name or former address, if changed since last report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     See attached Exhibit Index.

Item 9. Regulation FD Disclosure.

     On February 27, 2003, NetManage, Inc. filed its Annual Report on Form 10-K for the fiscal year ended December 31, 2002 with the Securities and Exchange Commission (the “Annual Report”). Accompanying the Annual Report were certifications of NetManage’s Chief Executive Officer, Zvi Alon, and Chief Financial Officer, Michael Peckham, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, codified at 18 U.S.C. §1350. A copy of the certifications is attached hereto as an Exhibit.

     The foregoing certifications are being furnished solely to accompany NetManage’s Annual Report, and are not being filed either as part of that Annual Report or as a separate disclosure statement, and are not to be incorporated by reference into that Annual Report or any other filing of NetManage, whether made before or after the date hereof, regardless of any general incorporation language in such filing. The foregoing certifications should not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section 18 or Sections 11 and 12(a)(2) of the Securities act of 1933, as amended. This Current Report (including the Exhibit hereto) shall not be deemed to be an admission as to the materiality of any information required to be disclosed solely to satisfy the requirements of Regulation FD.

SIGNATURES

     Pursuant to the requirements of the Securities Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NETMANAGE, INC.
Date: February 27, 2003
By: /s/ Michael R. Peckham Name: Michael R. Peckham Title: Chief Financial Officer

Exhibit Index

Exhibit	Description

99.1	Certification of the Chief Executive Officer, Zvi Alon, of NetManage, Inc. with respect to NetManage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002; and

Certification of the Chief Financial Officer, Michael Peckham, of NetManage, Inc. with respect to NetManage’s Annual Report on Form 10-K for the fiscal year ended December 31, 2002 pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.